Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

HEALTH MANAGEMENT ASSOCIATES, INC. TO REPORT

2013 THIRD QUARTER RESULTS ON NOVEMBER 13, 2013

NAPLES, FLORIDA (November 12, 2013) Health Management Associates, Inc. (NYSE: HMA) (“HMA”) announced today that it will report its results for the third quarter ended September 30, 2013 on November 13, 2013.

Health Management will issue a press release before the market opens on Wednesday, November 13, 2013, and at 10:00 a.m. Eastern Time (ET) the same day, management will host a listen-only conference call to provide additional details. The conference call will be limited to prepared remarks by management.

Date:	Wednesday, November 13, 2013
Time:	10:00 a.m. ET
Conference ID:	99225973
Call-In number:	(800) 585-8367; Int’l - (404) 537-3406

This conference call will also be simulcast on the Internet. To access the webcast, interested investors should go to the Investor Relations section of Health Management’s website located at www.hma.com or to www.streetevents.com. A replay of the conference call will be available on HMA’s website.

About HMA

Health Management Associates, Inc., through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. HMA currently operates 71 hospitals in 15 states with approximately 11,000 licensed beds. Shares in Health Management Associates are traded on the New York Stock Exchange under the symbol “HMA.”

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Important Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HMA and a preliminary prospectus of CHS. CHS and HMA plan to file a definitive proxy statement/prospectus and other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. When completed and available, the definitive proxy statement/prospectus and a form of proxy will be mailed to stockholders of HMA. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus (when they become available) and other documents filed with the SEC from CHS’s website at www.chs.net and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in HMA’s preliminary proxy statement contained in the registration statement on Form S-4 filed by CHS with SEC on September 24, 2013 as may be amended.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “pending,” “continues,” “should,” “could” and other similar words. All statements addressing events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future and statements that are other than statements of historical fact, are considered to be “forward-looking statements.” The Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012, as may be amended or supplemented, describes risks and other factors that may affect our business.

The forward-looking statements speak only as of the date of this communication. Except as required by law, HMA does not undertake any obligation to update these statements.

Health Management Associates, Inc.

Investor Relations:

John Merriwether, 239-598-3131

Vice President, Investor Relations

Or

Media Relations:

MaryAnn Hodge, 239-598-3131

Vice President, Marketing & Communications

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